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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 25, 1999


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF FEBRUARY 1, 1999, PROVIDING FOR THE ISSUANCE OF
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-2)


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                 333-62737                  13-3439681
           --------                 ---------                  ----------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                               10013
------------------                                               -----
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 723-6391


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                                       -2-


Item 2.  Acquisition Or Disposition Of Assets
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Description of the Certificates and the Mortgage Pool

                  On February 25, 1999, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1999-2 (the "Certifi cates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 1999 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor") and Cendant Mortgage Corporation ("Cendant") as master servicer (in such capacity, the "Master Servicer") and The Chase Manhattan Bank, as trustee (the "Trustee"). The Certificates consist of eighteen classes of certificates (collectively, the "Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed rate, first lien mortgage loans having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $223,305,365 as of February 1, 1999 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated February 22, 1999, among the Depositor, Salomon Brothers Realty Corp., Cendant and Bishop's Gate Residential Mortgage Trust. The Certificates were sold by the Depositor to Salomon Smith Barney Inc., an affiliate of the Depositor, pursuant to an underwriting agreement, dated February 22, 1999, between the Depositor and Salomon.

                  The Certificates have the following initial Certificate Balances and initial Pass- Through Rates:


                         Initial Certificate
        Class             Principal Balance         Pass-through Rate
        -----             -----------------         -----------------
        A1-1                $60,123,603.00          6.50% per annum
        A1-2                 $9,545,000.00          6.25% per annum
        A1-3                 $9,545,000.00          6.75% per annum
        A1-4                $15,000,000.00          6.50% per annum
        A1-5                $49,800,000.00          6.50% per annum
        A1-6                   $200,000.00          6.50% per annum
         A2                 $68,254,245.00          6.50% per annum
         IO                $223,305,364.36              Variable




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                                       -3-



         PO                  $1,904,951.79                N/A
        B-1                  $4,466,000.00          6.50% per annum
        B-2                  $2,010,000.00          6.50% per annum
        B-3                    $781,000.00          6.50% per annum
        B-4                    $782,000.00          6.50% per annum
        B-5                    $335,000.00          6.50% per annum
       B-6PO                   $558,364.57          6.50% per annum
       B-6IO                   $558,364.57          6.50% per annum
        R-I                        $100.00          6.50% per annum
        R-II                       $200.00          6.50% per annum


                  The Certificates (except for the Class B-4, B-5, B-6PO and B-6IO Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated November 13, 1998, and the Prospectus Supplement, dated February 22, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-4, B-5, B-6PO and B-6IO Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                 (a)      Not applicable

                 (b)      Not applicable

                 (c)      Exhibits



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                                       -4-





                  Exhibit No.                             Description
                  -----------                             -----------

                      4.1 Pooling and Servicing Agreement, dated as of February 1, 1999, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Cendant Mortgage Corporation as Master Servicer and The Chase
                                            Manhattan Bank, as Trustee, relating
                                            to the Series 1999-2 Certificates.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 1999

                                        SALOMON BROTHERS MORTGAGE
                                        SECURITIES VII, INC.



                                        By:      /s/ Vincent J. Varca
                                                 ----------------------------
                                        Name:    Vincent J. Varca
                                        Title:   Assistant Vice President






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                                Index to Exhibits
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       Exhibit No.                                  Description
       -----------                                  -----------
           4.1 Pooling and Servicing Agreement, dated as of February 1, 1999, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Cendant Mortgage Corporation as Master Servicer and The Chase Manhattan Bank as Trustee, relating to the Series 1999-2 Certificates.